UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

Vince Holding Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36212	75-3264870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 5th Avenue 20th Floor
New York, New York		10110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 944-2600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VNCE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Limited Liability Company Agreement of ABG-Vince, LLC

On May 25, 2023, in connection with the closing (the “Closing”) of the Asset Sale (defined below) pursuant to the Intellectual Property Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of April 21, 2023, by and among Vince, LLC, a Delaware limited liability company (“Vince” or “Seller”) and a wholly owned indirect subsidiary of Vince Holding Corp., a Delaware corporation (the “Company”), ABG-Vince LLC (f/k/a ABG-Viking, LLC) (“Buyer”), and an indirect subsidiary of Authentic Brands Group, LLC, a Delaware corporation, the Company and ABG Intermediate Holdings 2 LLC, Seller and Buyer entered into an Amended and Restated Limited Liability Company Agreement of ABG-Vince, LLC (the “Operating Agreement”), which evidences the ownership by Seller of the Seller Units (defined below) and, among other things, provides for the management of the business and the affairs of the Buyer, the allocation of profits and losses, the distribution of cash of the Buyer among its members and the rights, obligations and interests of the members to each other and to the Buyer. A summary of the material terms of the Operating Agreement is set forth under the caption “Item 1—The Asset Sale—Summary of Material Terms of the Asset Sale—Operations of the Company Following the Asset Sale—Operating Agreement” in the preliminary information statement filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2023, the final version of which was filed with the SEC on May 4, 2023 (the “Information Statement”) and is incorporated by reference herein. The respective descriptions of the Operating Agreement contained in this Current Report on Form 8-K and the Information Statement do not purport to be complete and are qualified in their entirety by reference to the Operating Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K.

License Agreement

On May 25, 2023, in connection with the Closing, Seller and Buyer entered into a License Agreement (the “License Agreement”), which provides Vince with a license to use the Licensed Property (as defined in the License Agreement). A summary of the material terms of the License Agreement is set forth under the caption “Item 1—The Asset Sale—Summary of Material Terms of the Asset Sale—Operations of the Company Following the Asset Sale—License Agreement” in the Information Statement and is incorporated by reference herein. The respective descriptions of the License Agreement contained in this Current Report on Form 8-K and the Information Statement do not purport to be complete and are qualified in their entirety by reference to the License Agreement, filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed on April 24, 2023, on April 21, 2023 the Company entered into the Asset Purchase Agreement, pursuant to which Seller agreed to sell and transfer to Buyer all intellectual property assets related to the business operated under the VINCE brand of Seller to Buyer in exchange for Buyer paying to Seller aggregate consideration consisting of (i) Buyer making a cash payment equal to $76.5 million and (ii) Buyer issuing units of Buyer to Seller representing a 25% ownership stake in Buyer (the “Seller Units”) (the “Asset Sale”).

The Asset Sale was consummated in accordance with the terms of the Asset Purchase Agreement on May 25, 2023 (the “Closing Date”). Pursuant to the terms of the Asset Purchase Agreement, Buyer paid gross proceeds of $76.5 million in cash and issued to Seller the Seller Units.

A summary of the material terms of the Asset Purchase Agreement was previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on April 24, 2023 (the “April 24, 2023 Current Report”), which is incorporated by reference herein, and is set forth under the captions “Summary Term Sheet” and “Item 1—The Asset Sale—Summary of Material Terms of the Asset Sale” in the Information Statement and is incorporated by reference herein. The respective descriptions of the Asset Purchase Agreement contained in this Current Report on Form 8-K, the April 24, 2023 Current Report and the Information Statement do not purport to be complete and are qualified in their entirety by reference to the Asset Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the April 24, 2023 Current Report, and which is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 “Entry into Material Definitive Agreements” is incorporated into this Item 2.03 by reference.

Item 7.01.	Regulation FD Disclosure.

On May 25, 2023, the Company issued a press release regarding the closing of the Asset Sale. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information, including Exhibit 99.1 hereto, which the registrant furnished in this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the SEC shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01 Finacial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amended and Restated Limited Liability Company Agreement of ABG-Vince LLC (f/k/a ABG-Viking, LLC), dated as of May 25, 2023, by and between ABG Intermediate Holdings 2 LLC and Vince, LLC.
10.2	License Agreement, dated as of May 25, 2023, by and between ABG-Vince LLC (f/k/a ABG-Viking, LLC) as licensor and Vince, LLC as licensee.
99.1	Press Release of the Company, dated May 25, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 25, 2023	By:	/s/ Jonathan Schwefel
Jonathan Schwefel Chief Executive Officer